Endowments


Investments for Nonprofit Institutions

Annual Report
For the Year Ended


July 31, 2000

[logo]
Capital Research and Management Company





RESULTS AT A GLANCE
(with all distributions reinvested)

                               Growth         Lipper            Standard       Bond           Lipper A-Rated       Lehman
                               and            Multi-Cap         & Poor's       Portfolio      Bond Funds           Brothers
                               Income         Value Funds       500                           Average              Aggregate
                               Portfolio      Index             Composite                                          Bond
                                                                Index                                              Index*
Total return for the
    past fiscal year           -3.3%          -2.5%             +9.0%          +5.1%          +4.1%                +6.0%

August 1, 1999 -
    July 31, 2000
Average annual
    compound return for
    the past 25 years+         +14.3%         +14.5%            +15.8%         +9.2%          +9.1%                +9.3%


*Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Corporate Bond Index was used.

+From July 25, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 2000.

Market indexes are unmanaged and have no expenses.



Endowments is managed by Capital Research and Management Company, which also manages the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital has invested with a long-term focus based on thorough research and attention to risk.


Growth And Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.


Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.



Here are the total returns and average annual compound returns on a $50,000 investment with all distributions reinvested for periods ended June 30, 2000 (the most recent calendar quarter): Growth and Income Portfolio - 10 years:
+242.18%, or +13.09% a year; 5 years: +100.48%, or +14.92% a year; 12 months:
-5.42%. Bond Portfolio - 10 years: +110.89%, or +7.75% a year; 5 years:
+32.96%, or +5.86% a year; 12 months: +3.94%.


Bond Portfolio's 30-day yield as of August 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 6.96%.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



DEAR SHAREHOLDERS:

Fiscal 2000 represents a milestone for Endowments. This is the 25th year that the Growth and Income Portfolio and the Bond Portfolio have been managed by Capital Research and Management Company. During this lengthy span, which covers all types of market conditions, both funds have built solid records; their twenty-five year results are shown on the inside front cover. The results for the fiscal year ended July 31, 2000 are as follows:


GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio recorded a modest decline in fiscal 2000. For the 12 months, the value of an investment fell 3.3%.* The Lipper Multi-Cap Value Funds Index showed a slightly smaller drop of 2.5%. This unmanaged index, created as part of a reclassification of U.S. equity funds into new categories by Lipper, tracks 30 of the largest U.S. multi-cap value funds. For the same 12 months, the unmanaged Standard & Poor's 500 Composite Index recorded a return of 9.0%.

*All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

A closer look at fiscal 2000 reveals two very different patterns. As we discussed in the semi-annual report six months ago, the S&P 500 had a strong first half, while the Growth and Income Portfolio lagged. However, in the second half, the portfolio outpaced both the S&P 500 and the Multi-Cap Value Funds Index. It rose 6.9% compared with 4.6% for the Multi-Cap Value Funds Index and 3.2% for the S&P 500.

In the second half, Internet and other technology stocks - including some that had propelled the S&P 500 upward earlier in the fiscal year - lost altitude. They started dropping in March and continued working their way lower for more than three months before showing signs of a recovery in July (and after the close of the fiscal year).

Meanwhile, more reasonably priced issues that had been languishing began to improve. Many of these had become severely depressed; even after rallying, they still finished the fiscal year on the minus side. The fund has a number of holdings that fit this category. A good example is our largest position, Allstate, which was down 35% in the first half of the year and up 19% in the second half.

The Growth and Income Portfolio benefited in the latter part of fiscal 2000 from the improvement shown by the value-oriented segment of the market. It also avoided owning many of the stocks that pushed the indexes upward in the first half, but which weakened in the second half. The portfolio does contain a few carefully selected technology stocks that we believe offer good long-term value. One of these, Nokia, the Finnish telecommunications manufacturer, was our biggest gainer in fiscal 2000; it was up 108% for the 12 months despite retreating sharply just before the end of July.

[Begin Sidebar]
The Growth and Income Portfolio benefited in the latter part of fiscal 2000 from the improvement shown by the value-oriented segment of the market. [End Sidebar]

Our results were held back by a number of investments that went down early in the fiscal year and did not participate fully in the rebound during the second half. Several of those are in the food and retailing industries. Throughout the year, we took advantage of what we felt were attractive valuations and added to our holdings in those two industries as well as in health care and insurance. At the same time, we sold some of our chemical and energy stocks.

On July 31, 81% of net assets was invested in common stocks, about the same as at the start of the fiscal year. The remainder was held in interest-bearing cash equivalents.


BOND PORTFOLIO

In fiscal 2000, the Bond Portfolio continued to produce a steady flow of current income while outpacing the majority of funds in its peer group. For shareholders who reinvested quarterly dividends totaling $1.16 a share and a one-cent capital gain distribution, a small decline in net asset value was more than offset by a 7.4% income return. The result was a total return of 5.1%.

During this same period, the average of 175 corporate A-rated bond funds tracked by Lipper Inc. recorded a return of 4.1%. The unmanaged Lehman Brothers Aggregate Bond Index was up 6.0%.

The Bond Portfolio's results were achieved in a difficult environment. In an attempt to dampen inflationary pressures, the Federal Reserve raised short-term interest rates six times -a total of 175 basis points (1.75 percentage points)
- between June 1999 and this past May.

In the meantime, longer term Treasury issues fell in price early in the fiscal year and interest rates climbed, reflecting concern that a booming economy might very well lead to higher inflation. Subsequently, those fears subsided as many investors became increasingly optimistic that the Fed's actions will forestall inflation and steer the economy to a soft landing, avoiding a recession.

In January, the Treasury announced a buy-back program that is having the effect of shrinking the available supply of bonds. Following that disclosure, long-term Treasury issues shifted course; yields turned down and prices rose. Later in the fiscal year, as investor confidence in the Fed's strategy grew, fixed-income markets in general strengthened, with Treasuries moving up more than other segments of the market. In June and July, the upturn was especially robust; it produced over half of the fund's total return for the year.

In fiscal 2000, we added to the Bond Portfolio's holdings of Treasury issues and increased our position in Ginnie Maes, which are backed by the full faith and credit of the U.S. government. At the same time, we reduced the fund's position in Freddie Mac securities (which are government-sponsored but not guaranteed) and did some trimming in the corporate portion of the portfolio. Our corporate holdings are high-grade, and by and large they held their ground better than lower rated issues. However, corporate bonds in general - including many of the fund's investments - did not fare as well as government securities during the year.

[Begin Sidebar]
The Bond Portfolio continued to produce a steady flow of current income while outpacing the majority of funds in its peer group.
[End Sidebar]

At the end of July, 27% of net assets was invested in U.S. Treasury and other government bonds, up from 24% a year earlier; 32% was invested in mortgage- and asset-backed obligations vs. 33% a year earlier. Corporate debt instruments accounted for 34%, up slightly from 32% at the start of fiscal 2000. The balance of net assets are held in short-term investments and cash equivalents.

The portfolio's maturity was shortened slightly in fiscal 2000. On July 31, its average effective life was 7.8 years compared with 8.4 years at the start of the fiscal year. Nearly all of that reduction took place in the first six months.

On page 5, you will find an article exploring the history of the two portfolios and discussing the investment approach used by Capital Research in managing them over the past quarter-century. We welcome your comments and questions and look forward to reporting to you again in another six months.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Frank L. Ellsworth
Frank L. Ellsworth
President
September 20, 2000


The Value of a Long-Term Perspective
(Growth of a $50,000 investment under Capital Research and Management Company's stewardship 7/25/75 - 7/31/00)

Growth and Income Portfolio
Average Annual Compound Returns
(for periods ended July 31, 2000)

Twenty-Five Years     +14.34%/1/
Ten Years             +13.30%
Five Years            +14.33%
12 Months              -3.31%

$1,948,848
S&P 500

$1,428,756
Growth
and Income
Portfolio

$159,225
Consumer
Price Index
(inflation)


Bond Portfolio

Average Annual Compound Returns
(for periods ended July 31, 2000)
Twenty-Five Years    +9.19%/1/
Ten Years            +7.71%
Five Years           +6.09%
12 Months            +5.13%

$461,839/3/
Lehman
Brothers
Aggregate
Bond Index

$450,928
Bond
Portfolio

$159,225
Consumer
Price Index
(inflation)


/1/From 7/25/75, when Capital Research and Management Company became the investment adviser, through 7/31/00.

/2/The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

/3/Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Corporate Bond Index was used.

All results calculated with dividends and capital gains reinvested.

Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.

The indexes are unmanaged.

Past results are not predictive of future results.



A Conversation With the Chairman
[photo of Robert G. O'Donnell]

This past February, Robert G. O'Donnell was elected chairman of Endowments. He continues to serve as a portfolio counselor of the Growth and Income Portfolio, a responsibility he has had since 1991.

Mr. O'Donnell is a senior vice president and director of Endowments' investment adviser, Capital Research and Management Company. He joined the Capital organization in 1975, when Capital assumed the contract to manage ENDI and BENDI* and several other funds that had been managed by the firm for which he worked. Prior to becoming a portfolio counselor, he was an analyst for a number of years, exploring investment opportunities for ENDI as well as other funds managed by Capital Research.

*The acronyms ENDI and BENDI refer to these investment vehicles before they became a series within Endowments in 1998. They are derived from the names by which the funds were known prior to that year - Endowments, Inc. (now known as Growth and Income Portfolio) and Bond Portfolio for Endowments, Inc. (now known as Bond Portfolio).

In the following interview, Mr. O'Donnell reflected on the course taken by Endowments over the years and the challenges it faces:


When you look back at Endowments' accomplishments during the past quarter-century, what stands out?

Consistency of purpose. Endowments is still doing what it initially set out to do: help nonprofit organizations meet their fiduciary responsibilities by providing them with prudent, professional management of their assets. This was the goal when ENDI and BENDI were formed a few years before Capital became the investment adviser.


How did ENDI get started?

I wasn't present when operations began in 1971, but I arrived at my former employer, American Express Investment Management Company, a year later, so I am familiar with the circumstances. At the time, that firm had a number of small nonprofit accounts with similar requirements. All of them were being managed separately. It was inefficient, and we felt there was a better method of managing these assets. So a decision was made to pool the assets and create an equity fund that could provide the clients with professional, consistent management and service.


What were the circumstances leading to the formation of BENDI?

Not long after ENDI started, it became clear that we also wanted to be able to offer nonprofits a professionally managed portfolio of quality fixed-income securities. Some clients wanted to be in bonds as well as, or instead of, stocks. So BENDI was launched in 1972. From that point onward, shareholders in ENDI and BENDI have been provided with what is sometimes called a "do-it-yourself asset-allocation fund."


Have clients rather than investment managers traditionally made the asset-allocation decisions?

Yes. We have provided our thoughts when asked to do so, but we do not make the final choice between stocks and bonds for our shareholders. Our job is to offer an equity portfolio and a fixed-income portfolio on a fully managed basis.


Is there a limit on the amount of assets that will be held in interest-bearing cash equivalents?

There is a limit on ENDI. While our shareholders generally take a cautious approach toward investing, their views on the subject can vary, and their willingness to tolerate risk varies. There are those who might like us to stay fully invested in equities, and others who believe that at times we should hold a substantial cash reserve to reduce risk. Some years ago we settled on a compromise between those two positions. We decided that we would normally keep at least 80% of the Growth and Income Portfolio's assets invested in equities. Right now the equity position is 81%.


What recollections do you have of the funds' early days?

I will never forget the period in 1974 when the U.S. equity market fell by more than 40% from its high in January 1973. The stock portfolio's value went down, too, though not nearly as much. I had only been in the business about two years. Victor Parachini, who was managing the funds, and other colleagues would return to our office from client meetings with grim stories of shareholders shaken badly by the downturn. I came away from that experience with a painfully clear sense of what losing part of an endowment can mean to these organizations.


[photo of Robert G. O'Donnell]


Has that influenced the way the funds are managed?

Absolutely. We pay very careful attention to the objective of capital preservation. I take a great deal of comfort from the fact that for more than two decades now we have never had to tell ENDI's shareholders, "Hey, we just lost a big chunk of your money." That's not to say the fund has never gone down; it has. But it has enjoyed relatively low volatility as evidenced by the fact that over its lifetime ENDI has been 19% less volatile than the S&P 500.


Let's talk for a moment about the shareholder base.

It has always been made up primarily of medium-size and smaller nonprofits, although we do have a few larger accounts. At the outset, most of our clients were headquartered in the San Francisco Bay Area. The shareholder base has since broadened geographically. Typically, the charitable organizations that are logical candidates for Endowments require an investment approach tailored to their particular needs; however, they are not large enough to be able to afford to hire their own investment manager.


From your perspective, has there been any pattern to the way in which tax-exempt organizations have become shareholders?

Quite a few of our clients have come to us after concluding that they were not being well served in the way their assets were managed. It's not uncommon for them to have had a board of directors unfamiliar with investing, except for perhaps one person who seemed to know something about it. Frequently, other directors will cede the responsibility of managing the assets to that person. However, all too often he or she turns out to have a definite view of how the money should be invested that isn't consistent with the requirements of the organization. At some point, the board recognizes the need for more formal investment management.


Have there been many significant changes in Endowments over the years?

Surprisingly few. We have expanded Endowments to allow for charitable trusts and other vehicles for planned-giving - that's a significant improvement. The array of services we offer shareholders has broadened. For instance, we now offer seminars. Our communications with the clientele - verbal and written - have been strengthened substantially. Other than that, most of the changes have been relatively modest.


Any changes affecting how the assets are managed?

Mainly refinements. For example, the percentage of ENDI's assets that can be invested in the stocks of companies based outside the United States was raised to 10% of assets from 5% prior to 1994. We clarified ENDI's prospectus in 1997 to add conservation of capital as an objective, but all we were really doing was codifying the way the portfolio was - and still is - managed. In 1999, the percentage of BENDI's assets that can be invested outside the U.S. and Canada was raised to 20% from 10%, and BENDI was permitted to invest up to 10% of the assets in securities denominated in currencies other than the U.S. dollar. But basically, ENDI and BENDI are what they have always been - a high-quality stock portfolio and a high-quality bond portfolio. With both, we remain mindful of the importance of providing clients with reliable stewardship of their money, and we try to steer a steady course in an attempt to minimize volatility.


It seems as if one of your main challenges in recent years has been to remind investors that markets go down as well as up.

That has been very frustrating. We have gone through an abnormal period in the U.S. equity market. When you have a handful of stocks shooting upward and pulling the indexes higher while most issues are declining, some investors begin to wonder if this is the way the world will be forever. We believe it is an aberration, but only time will tell.


Looking ahead, what are some of the other challenges facing Endowments?

Reaching out to prospective clients more effectively and letting them know what we have to offer. Expanding the asset base is very important. The two go hand in hand, of course. Endowments and its two portfolios represent Capital's way of helping nonprofits.


[photo of Robert G. O'Donnell]


You have been Chairman for half a year now. Are you having any fun?

Most of what I do is fun, and challenging. It's challenging because we have a lot of work ahead of us. It's fun because I have the good fortune of being surrounded by a great group of people, some of whom I have known for a long time. My relationships with Claudia Huntington, one of our portfolio counselors, and Tom Terry, formerly the president of the funds and now a trustee, go back to the funds' formative years in the early '70s. Abner Goldstine has been managing money for the Bond Portfolio and its predecessor since 1975, and John Smet has been one of the portfolio counselors since 1989. We have a team of experienced counselors who are able to draw on the resources of one of the industry's largest and most respected research organizations. Capital Research has highly skilled people in other areas, too. Frank Ellsworth (Endowments president) has done a particularly fine job of broadening the range of services offered to investors. The board of trustees is an exceptional group consisting primarily of individuals in leadership positions with charitable organizations, many of which are shareholders. We work very closely with them.


Endowments - Growth and Income Portfolio
JULY 31, 2000


Investment Mix - By Industry
Insurance                                                         9.73%
Health & Personal Care                                            8.37%
Food & Household Products                                         7.39%
Merchandising                                                     7.22%
Banking                                                           6.47%
Utilities: Electric & Gas                                         4.70%
Real Estate                                                       3.87%
Beverages & Tobacco                                               3.63%
Business & Public Services                                        3.12%
Energy Sources                                                    2.56%
Industrial Components                                             2.40%
Chemicals                                                         2.30%
Aerospace & Military Technology                                   2.29%
Recreation & Other Consumer Products                              1.94%
Machinery & Engineering                                           1.91%
Forest Products & Paper                                           1.75%
Transportation: Rail & Road                                       1.49%
Electronic Components                                             1.45%
Financial Services                                                1.21%
Leisure & Tourism                                                 1.05%
Textiles & Apparel                                                0.87%
Broadcasting & Publishing                                         0.86%
Appliances & Household Durables                                   0.78%
Diversified Telecommunication Services                            0.55%
Electrical & Electronics                                          0.53%
Subtotal                                                         78.44%
Short terms                                                      18.28%
Excess of payables over cash and receivables                      0.96%
TOTAL NET ASSETS                                                100.00%



TEN LARGEST HOLDINGS                                      Percent of
                                                          Net Assets
Allstate                                                          2.20%
Bristol-Myers Squibb                                              2.18%
HCC Insurance Holdings                                            2.05%
Albertson's                                                       1.81%
Philip Morris                                                     1.77%
Kimberly-Clark                                                    1.72%
Flowers Industries                                                1.71%
Campbell Soup                                                     1.90%
Pennzoil-Quaker State                                             1.50%
CSX                                                               1.49%
                                                                 18.02%




Endowments, Growth and Income Portfolio
Investment Portfolio, July 31, 2000


                                                                                        Market      Percent
                                                                          Shares         Value       of Net
Equity Securitites                                                                                   Assets
--------------------------------------------                            --------      --------     --------
ENERGY

ENERGY SOURCES  -  2.56%
Chevron Corp.                                                               5,000    $  395,000        .79%
Conoco Inc., Class A                                                       13,000       290,875          .58
Texaco Inc.                                                                12,000       593,250         1.19

UTILITIES: ELECTRIC & GAS  -  4.70%
Ameren Corp.                                                               15,000       542,813         1.08
GPU, Inc.                                                                  20,000       530,000         1.06
NSTAR                                                                      18,000       729,000         1.46
TECO Energy, Inc.                                                          25,000       548,437         1.10
                                                                                    ----------   ----------
                                                                                      3,629,375         7.26
                                                                                    ----------   ----------

MATERIALS

CHEMICALS  -  2.30%
Crompton Corp. (formerly CK Witco Corp.)                                   28,000       274,750          .55
Hercules Inc.                                                              10,000       149,375          .30
International Flavors & Fragrances Inc.                                    15,000       401,250          .80
PPG Industries, Inc.                                                        8,000       325,500          .65

FOREST PRODUCTS & PAPER  -  1.75%
International Paper Co.                                                    15,000       510,000         1.02
Weyerhaeuser Co.                                                            8,000       365,500          .73
                                                                                    ----------   ----------
                                                                                      2,026,375         4.05
                                                                                    ----------   ----------


CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY  -  2.29%
Lockheed Martin Corp.                                                      20,000       562,500         1.12
Raytheon Co., Class A                                                      25,000       584,375         1.17

ELECTRICAL & ELECTRONICS  -  0.53%
Nokia Corp., Class A (ADR) (Finland)                                        6,000       265,875          .53

ELECTRONIC COMPONENTS  -  1.45%
Texas Instruments Inc.                                                      8,400       492,975          .98
Thomas & Betts Corp.                                                       12,000       234,000          .47

INDUSTRIAL COMPONENTS  -  2.40%
Genuine Parts Co.                                                          20,000       401,250          .80
Goodyear Tire & Rubber Co.                                                 15,000       299,062          .60
Illinois Tool Works, Inc.                                                   4,000       229,000          .46
TRW Inc.                                                                    6,000       269,625          .54

MACHINERY & ENGINEERING  -  1.91%
Caterpillar Inc.                                                            7,000       238,437          .48
Deere & Co.                                                                10,000       385,625          .77
Foster Wheeler Corp.                                                       45,000       329,062          .66
                                                                                    ----------   ----------
                                                                                      4,291,786         8.58
                                                                                    ----------   ----------

CONSUMER GOODS

APPLIANCES & HOUSEHOLD DURABLES  -  0.78%
Newell Rubbermaid Inc.                                                     14,500       390,594          .78

BEVERAGES & TOBACCO  -  3.63%
Imperial Tobacco Ltd. PLC (United Kingdom)                                 25,000       243,425          .49
PepsiCo, Inc.                                                              15,000       687,188         1.37
Philip Morris Companies Inc.                                               35,000       883,750         1.77

FOOD & HOUSEHOLD PRODUCTS  -  7.39%
Campbell Soup Co.                                                          30,000       795,000         1.59
Flowers Industries, Inc.                                                   40,000       852,500         1.71
General Mills, Inc.                                                        14,000       481,250          .96
H.J. Heinz Co.                                                             10,000       399,375          .80
Sara Lee Corp.                                                             30,000       553,125         1.11
Wm. Wrigley Jr. Co.                                                         8,000       608,000         1.22

HEALTH & PERSONAL CARE  -  8.37%
Avon Products, Inc.                                                        17,000       674,687         1.35
Becton, Dickinson and Co.                                                  22,000       555,500         1.11
Bristol-Myers Squibb Co.                                                   22,000     1,091,750         2.18
Kimberly-Clark Corp.                                                       15,000       861,562         1.72
Merck & Co., Inc.                                                           8,000       573,500         1.15
Pfizer Inc                                                                 10,000       431,250          .86

RECREATION & OTHER CONSUMER PRODUCTS  -  1.94%
Pennzoil-Quaker State Co.                                                  60,000       750,000         1.50
Polaroid Corp.                                                             12,100       219,313          .44

TEXTILES & APPAREL  -  0.87%
NIKE, Inc., Class B                                                        10,000       437,500          .87
                                                                                    ----------   ----------
                                                                                     11,489,269        22.98
                                                                                    ----------   ----------


SERVICES

BROADCASTING & PUBLISHING  -  0.86%
Gannett Co., Inc.                                                           8,000       431,000          .86

BUSINESS & PUBLIC SERVICES  -  3.12%
Interpublic Group of Companies, Inc.                                       10,000       400,625          .80
Pitney Bowes Inc.                                                          17,800       616,325         1.23
Service Corp. International                                                52,800       135,300          .27
UnitedHealth Group Inc. (formerly United                                    5,000       409,063          .82
    HealthCare Corp.)

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.55%
Telefonos de Mexico, SA de CV 4.25% convertible                           220,000       273,843          .55
        debentures 2004 (Mexico)

LEISURE & TOURISM  -  1.05%
Seagram Co. Ltd. 7.50% Automatic Common Exchange                            3,700       194,712          .39
     Securities convertible preferred 2002 (Canada)
Walt Disney Co.                                                             8,500       328,844          .66

MERCHANDISING  -  7.22%
Albertson's, Inc.                                                          30,000       905,625         1.81
Dollar General Corp.                                                       28,250       519,094         1.04
Gap, Inc.                                                                  10,000       358,125          .72
J.C. Penney Co., Inc.                                                      45,000       725,625         1.45
May Department Stores Co.                                                  30,000       712,500         1.42
Walgreen Co.                                                               12,500       389,844          .78

TRANSPORTATION: RAIL & ROAD  -  1.49%
CSX Corp.                                                                  30,000       744,375         1.49
                                                                                    ----------   ----------
                                                                                      7,144,900        14.29
                                                                                    ----------   ----------


FINANCE

BANKING  -  6.47%
Bank of America Corp.                                                      14,500       686,938         1.37
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan)                               25,000       253,125          .51
BANK ONE CORP.                                                             16,500       524,906         1.05
Fulton Financial Corp.                                                     28,875       620,812         1.24
National City Corp.                                                        30,000       532,500         1.06
Wells Fargo & Co.                                                          15,000       619,687         1.24

FINANCIAL SERVICES  -  1.21%
Fannie Mae                                                                  5,800       289,275          .58
Freddie Mac                                                                 8,000       315,500          .63

INSURANCE  -  9.73%
Aetna Inc.                                                                  5,000       277,500          .55
Allstate Corp.                                                             40,000     1,102,500         2.20
American International Group, Inc.                                          6,000       526,125         1.05
HCC Insurance Holdings, Inc.                                               50,000     1,025,000         2.05
Mercury General Corp.                                                      20,000       522,500         1.05
Royal & Sun Alliance Insurance Group PLC (United                           60,000       364,014          .73
 Kingdom)
Trenwick Group Inc.                                                        20,000       352,500          .71
XL Capital Ltd., Class A                                                   10,500       693,000         1.39

REAL ESTATE  -  3.87%
Apartment Investment and Management Co., Class A                           10,000       483,750          .97
Archstone Communities Trust                                                20,000       518,750         1.04
Boston Properties, Inc.                                                    10,000       415,000          .83
Spieker Properties, Inc.                                                   10,000       516,875         1.03
                                                                                    ----------   ----------
                                                                                     10,640,257        21.28


MISCELLANEOUS
Other equity securities in initial period                                             1,158,751         2.32
     of acquisition
                                                                                    ----------   ----------


                                                                                    ----------   ----------
Total Equity Securities   (cost: $44,251,136)                                        40,380,713        80.76




                                                                       Principal        Market      Percent
                                                                          Amount         Value       of Net
Short-Term Securities                                                                                Assets
--------------------------------------------                            --------      --------     --------

CORPORATE SHORT-TERM NOTES  -  17.09%
Anheuser-Busch Comapnies, Inc. 6.52% due 8/16/00                         900,000        897,380         1.79
AT&T Corp. 6.53% due 9/6/00                                               900,000       893,956         1.79
Bellsouth Telecommunications, Inc. 6.50% due 8/15/00                      700,000       698,100         1.40
Colgate-Palmolive Co. 6.52% due 8/15/00(1)                              1,000,000       997,274         1.99
General Electric Capital Corp. 6.46% due 8/1/00                           980,000       979,824         1.96
Hershey Foods Corp. 6.50% due 9/19/00                                   1,000,000       990,972         1.98
John Hancock Capital Corp. 6.50% due 8/11/00(1)                         1,100,000     1,097,812         2.19
Kimberly-Clark Corp. 6.52% due 8/8/00(1)                                1,000,000       998,544         2.00
Procter & Gamble Co. 6.53% due 8/31/00                                  1,000,000       994,363         1.99
                                                                                    ----------   ----------
                                                                                      8,548,225        17.09
                                                                                    ----------   ----------

FEDERAL AGENCY SHORT-TERM OBLIGATIONS -  1.19%
Federal Home Loan Mortgage Corp. 6.40% due 9/19/00                        600,000       594,663         1.19
                                                                                    ----------   ----------
                                                                                        594,663         1.19
                                                                                    ----------   ----------


                                                                                    ----------   ----------
Total Short-Term Securities   (cost: $9,142,888)                                      9,142,888        18.28
                                                                                    ----------   ----------
Total Investment Securities   (cost:$53,394,024)                                     49,523,601        99.04
Excess of cash and receivables over payables                                            478,590          .96
                                                                                    ----------   ----------
NET ASSETS                                                                          $50,002,191       100.00
                                                                                    ----------   ----------

(1)Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


Companies Added to the Portfolio since January 31, 2000
American International Group
Bank of America
Bristol-Myers Squibb
Chevron
CSX
Dollar General
Fannie Mae
Flowers Industries
Freddie Mac
Gap
Goodyear Tire & Rubber
H.J. Heinz
Illinois Tool Works
Interpublic Group of Companies
Newell Rubbermaid
NIKE
Pfizer
Pitney Bowes
Polaroid
Service Corp.
Thomas & Betts
TRW
Walgreen
Walt Disney

Companies Eliminated from the Portfolio since January 31, 2000
Alcoa
Allegheny Technologies
American National Can Group
Atlantic Richfield
Corning
DPL
Eaton
Eli Lilly
FleetBoston Financial
Gerogia-Pacific
Glaxo Wellcome
Hitachi
Huntington Bancshares
Monsanto
Norfolk Southern
Praxair
US West
Ultramar Diamond Shamrock






Endowments, Bond Portfolio
Investment Portfolio, July 31, 2000

BONDS, NOTES & PREFERRED STOCKS                                        Principal            Market      Percent
                                                                      Amount(000)            Value       of Net
                                                                                                         Assets
--------------------------------------------                             --------         --------     --------
INDUSTRIALS  -  11.87%
BHP Finance Ltd. 8.50% 2012                                                  $145         $151,042           .47
Cendant Corp. 7.75% 2003                                                       250          241,120          .76
Clear Channel Communications, Inc. 7.875% 2005                                 200          201,844          .63
Columbia/HCA Healthcare Corp. 8.85% 2007                                       125          123,750          .39
Equistar Chemicals LP 8.75% 2009                                               250          245,550          .77
Fox/Liberty Networks, LLC, FLN Finance,                                        450          452,250         1.42
 Inc. 8.875% 2007
Hasbro, Inc. 7.95% 2003                                                        250          248,172          .78
Hyundai Semiconductor America, Inc.                                            200          169,967          .53
     8.625% 2007(1)
Inco Ltd. 9.60% 2022                                                           700          687,414         2.16
J.C. Penney Co., Inc.:
 7.65% 2016                                                                    200          159,200
 7.95% 2017                                                                    200          163,492         1.01
Lilly Del Mar Inc. 7.80% 2029(1,3)                                             250          249,982          .78
Petrozuata Finance, Inc., Series A, 7.63% 2009(1)                              250          211,471          .66
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028                                                         213          198,768
 Class A-3, 7.71% 2028 (2)                                                     250          170,000         1.16
Waste Management, Inc. 6.875% 2009                                             125          111,576          .35
                                                                                        ----------   ----------
                                                                                          3,785,598        11.87
                                                                                        ----------   ----------
ELECTRIC UTILITIES  -  0.87%
Israel Electric Corp. Ltd.:(1)
 7.75% 2009                                                                    125          121,290
 7.75% 2027                                                                    175          155,802          .87
                                                                                        ----------   ----------
                                                                                            277,092          .87
                                                                                        ----------   ----------
MULTI-INDUSTRY  -  1.36%
Swire Pacific Capital Ltd. 8.84% cumulative                         10,000 shares           200,000          .63
   guaranteed perpetual capital securities(1)
Wharf International Finance Ltd.,                                            $250           233,210          .73
    Series A, 7.625% 2007
                                                                                        ----------   ----------
                                                                                            433,210         1.36
                                                                                        ----------   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.95%
Bell Atlantic Financial Services, Inc., senior                                 250          244,637          .77
exchangeable notes, 5.75% 2003
Ingram Micro Inc. 0% convertible debentures 2018                             1,000          376,250         1.18
                                                                                        ----------   ----------
                                                                                            620,887         1.95
                                                                                        ----------   ----------
GAS AND ELECTRIC  -  0.81%
AES Drax Holdings Ltd. 10.41% 2020 (1)                                         250          258,437          .81
                                                                                        ----------   ----------
                                                                                            258,437          .81
                                                                                        ----------   ----------
TRANSPORTATION  - 7.97%
Airplanes Pass Through Trust, pass-through                                   1,166        1,084,922         3.40
 certificates, Series 1, Class C, 8.15% 2019(2)
Continental Airlines, Inc., pass-through
certificates:(2)
 Series 1998-3, Class A-2, 6.32% 2008                                          125          113,235
 Series 2000-1, Class A-1, 8.048% 2020                                         250          250,155         1.14
Jet Equipment Trust, Series 1994-A, Class B1,                                  750          843,592         2.65
11.79% 2013(1)
Northwest Airlines, Inc., pass-through                                         247          249,661          .78
certificates, Series 1999-3, Class G 7.935%
2019(2)
                                                                                        ----------   ----------
                                                                                          2,541,565         7.97
                                                                                        ----------   ----------
FINANCIAL  -  14.32%
Abbey National PLC 6.70% (undated)(3)                                          200          178,176          .56
Allstate Corp.:
 7.875% 2005                                                                   400          403,364
 7.20% 2009                                                                    250          239,232         2.02
BNP U.S. Funding LLC, Series A, 7.738%                                         500          463,840         1.45
noncumulative preferred (undated)(1)(3)
Capital One Bank 8.25% 2005                                                    200          200,012          .63
Conseco Financing Trust II, Capital Trust                                      125           56,250
pass-through securities (TRUPS), 8.70% 2026(2)
Conseco, Inc. 9.00% 2006                                                       125           85,000          .44
Ford Motor Credit Co. 5.80% 2009                                               150          131,250          .41
General Motors Acceptance Corp. 9.00% 2002(3)                                  300          309,444          .97
HSBC Capital Funding LP, Series 1, 9.547%                                      750          780,798         2.45
noncumulative preferred (undated)(1)(3)
MBNA Corp., MBNA Capital:
 Series A, 8.278% 2026                                                         250          206,917
 Series B, 7.191% 2027(3)                                                      200          167,436         1.17
NB Capital Corp. 8.35% exchangeable                                 10,000 shares           231,250          .73
depositary shares
Regional Diversified Funding Ltd. 9.25% 2030                                   125          121,704          .38
ReliaStar Financial Corp. 8.00% 2006                                           125          126,426          .40
Royal Bank of Scotland 9.118% (undated)                                        200          208,142          .65
SocGen Real Estate Co. LLC, Series A,                                          250          229,980          .72
7.64%(undated)(1)(3)
Washington Mutual Capital I, subordinated                                      250          222,357
capital income securities, 8.375% 2027
Washington Mutual Finance 8.25% 2005                                           200          203,290         1.34
                                                                                        ----------   ----------
                                                                                          4,564,868        14.32
                                                                                        ----------   ----------
REAL ESTATE -  0.37%
ProLogis Trust 7.05% 2006                                                      125          118,245          .37
                                                                                        ----------   ----------
                                                                                            118,245          .37
                                                                                        ----------   ----------
COLLATERALIZED MORTGAGE/ASSET-BACKED
 OBLIGATIONS(2)  -  11.19%
Chase Commercial Mortgage Securities Corp.,                                    250          232,747          .73
Series 1998-2, Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp.,                                     210          202,534          .64
Series 1998-C1, Class A-1A, 6.26% 2040
GMAC Commercial Mortgage Securities, Inc.,                                     125          120,884          .38
Series 1997-C1, Class A3, 6.869% 2007
Green Tree Financial Corp., pass-through                                       246          141,757          .45
certificates, Series 1996-5, Class B-2,
8.45% 2027
GS Mortgage Securities Corp. II, pass-through
certificates, Series 1998-C1:(3)
  Class D, 7.242% 2030                                                         250          229,967          .72
  Class E, 7.242% 2030                                                         250          221,029         1.41
L.A. Arena Funding, LLC, Series 1, Class A,                                    325          305,090          .96
7.656% 2026 (1)
Morgan Stanley Capital I Inc., Series 1998-HF2,                                500          470,617         1.48
Class A-2, 6.48% 2030
Nomura Asset Securities Corp., Series 1998-D6,                                 206          199,585          .62
Class A-A1, 6.28% 2030
Norwest Asset Securities Corp., Series 1998-31,                                206          196,459          .61
Class A-1, 6.25% 2014
PP&L Transition Bond Co. LLC, Series 1999-1,                                   250          247,836          .78
Class A-7, 7.05% 2009(2)
Pegasus Aviation Lease Securitization,                                         500          508,450         1.59
  Series 2000-1, Class A2, 8.37% 2030(1)(2)
Puerto Rico Public Financing Corp., Series 1,                                  232          219,337          .69
Class A, 6.15% 2008
Structured Asset Securities Corp., Series                                      268          272,453          .85
1998-RF2, Class A, 8.54% 2027(1)(3)
                                                                                        ----------   ----------
                                                                                          3,568,745        11.19
                                                                                        ----------   ----------


FEDERAL AGENCY OBLIGATIONS - Mortgage
    Pass-Throughs(2) - 14.76%

Fannie Mae:
7.00% 2026                                                                     384          373,767
9.00% 2020                                                                      80           82,636         1.43

Freddie Mac:
7.00% 2015                                                                     244          239,392
8.75% 2008                                                                      50           51,183
9.00% 2020                                                                      55           56,220         1.17
12.50% 2019                                                                     23           25,600

Government National Mortgage Assn.:
7.00% 2024-2029                                                             1,585         1,540,732
7.50% 2023-2030                                                             1,023         1,014,521
8.00% 2023                                                                     636          640,549
8.50% 2008                                                                     162          167,221        12.16
10.00% 2019-2020                                                               489          515,275
                                                                                        ----------   ----------
                                                                                          4,707,096        14.76
                                                                                        ----------   ----------

FEDERAL AGENCY OBLIGATIONS -OTHER  -  1.47%
Federal Home Loan Bank Bonds 5.625% 2001                                       250          248,125          .78
Freddie Mac 5.125% 2008                                                        250          218,750          .69
                                                                                        ----------   ----------
                                                                                            466,875         1.47
                                                                                        ----------   ----------

GOVERNMENTS (excluding U.S. Government) &
GOVERNMENTAL AUTHORITIES -  0.46%
United Mexican States Government Eurobonds,                                    125          145,438          .46
Global, 11.375% 2016
                                                                                        ----------   ----------
                                                                                            145,438          .46
                                                                                        ----------   ----------

U.S. TREASURY OBLIGATIONS  -  25.59%
13.375% August 2001                                                          1,000        1,068,280
11.625% November 2002                                                        1,640        1,817,843
11.125% August 2003                                                            400          451,500
11.625% November 2004                                                        2,015        2,414,212
5.50% May 2009                                                                 500          479,685
8.875% August 2017                                                           1,500        1,928,670        25.59
                                                                                        ----------   ----------
                                                                                          8,160,190        25.59
                                                                                        ----------   ----------
Total Bonds, Notes, and Preferred Stocks                                                 29,648,246        92.99
  (cost: $31,131,691)





                                                                       Principal            Market      Percent
                                                                      Amount(000)            Value       of Net
Short-Term Securities                                                                                    Assets
--------------------------------------------                             --------         --------     --------
Corporate Short-Term Notes  -  6.89%

Associates Corp. of North America 6.64%                                        500          499,908         1.57
due 8/1/00
AT&T Corp. 6.53% due 9/6/00                                                    500          496,642         1.56
Estee Lauder Companies Inc. 6.60% due 8/2/00(1)                                700          699,742         2.19
Paccar Financial Corp. 6.48% due 8/7/00                                        500          499,370         1.57
                                                                                        ----------   ----------
                                                                                          2,195,662         6.89
                                                                                        ----------   ----------
                                                                                        ----------   ----------
Total Short-Term Securities   (cost: $2,195,662)                                          2,195,662         6.89
                                                                                        ----------   ----------
Total Investment Securities   (cost:$33,327,353)                                      31,843,908.00        99.88
Excess of cash and receivables over payables                                                 40,047          .12
                                                                                        ----------   ----------
NET ASSETS                                                                              $31,883,955       100.00
                                                                                        ----------   ----------


(1) Purchased in a private placement
transaction; resale may be limited to qualified
 institutional buyers; resale to the public may require registration.

(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
     Therefore, the effective maturities
    are shorter than the stated maturities.

(3) Coupon rate may change periodically.

See Notes to Financial Statements



Endowments
Financial Statements
                                                                            Growth and
Statement of Assets and Liabilities                                             Income                Bond
at July 31, 2000                                                             Portfolio            Portfolio
Assets:
Investment securities at market
 (cost: $53,394,024 and $33,327,353, respectively)                         $49,523,601          $31,843,908
Cash                                                                            62,551               50,134
Receivables for-
 Sales of investments                                                               $0
 Sales of investments                                                          480,009                3,843
 Sales of fund's shares                                                              0                    0
 Dividends and accrued interest                                                 91,516              519,539
 Reimbursement of expenses from
  investment adviser                                                                 -                    -
                                                                      ________________     ________________
 Total Assets                                                               50,157,677           32,417,424
                                                                      ________________     ________________
Liabilities:
Payables for -
 Purchases of investments                                                      111,369              498,060
 Management services                                                            21,454               12,827
 Accrued expenses                                                               22,663               22,582
                                                                      ________________     ________________
 Total Liabilities                                                             155,486              533,469
                                                                      ________________     ________________
Net Assets at July 31, 2000                                                $50,002,191          $31,883,955


Shares outstanding(1)                                                        4,186,402            2,019,578
Net asset value per share                                               $        11.94       $        15.79

(1)Shares of beneficial interest issued
and outstanding; unlimited shares authorized.
See Notes to Financial Statements

Endowments
Statement of Operations                                                     Growth and
for the year ended July 31, 2000                                                Income                Bond
                                                                             Portfolio            Portfolio
Investment Income:
Income:
 Dividends                                                                $  1,262,066         $     42,972
 Interest                                                                      594,308            2,501,551
                                                                      ________________     ________________
 Total Income                                                                1,856,374            2,544,523
                                                                      ________________     ________________
Expenses:
 Management services fee                                                       246,200              158,602
 Transfer agent fee                                                             20,882               20,884
 Reports to shareholders                                                        18,948               18,948
 Registration statement and prospectus                                          16,152               12,758
 Postage, stationery and supplies                                                  740                  740
 Auditing fees                                                                  32,600               33,100
 Legal fees                                                                      6,664                6,664
 Trustees' meeting expenses                                                     17,942               17,942
 Custodian fee                                                                   1,192                  679
 Other                                                                             247                  229
                                                                      ________________     ________________
 Total expenses before reimbursement                                           361,567              270,546
  Reimbursement of expenses                                                          0               34,637
                                                                      ________________     ________________
  Net Expenses                                                                 361,567              235,909
                                                                      ________________     ________________
Net investment income                                                        1,494,807            2,308,614
                                                                      ________________     ________________
Realized Gain (Loss) and Change in Unrealized
Depreciation on Investments:

Net realized gain (loss)                                                     3,286,983             (725,335)
Net change in unrealized depreciation
  on investments                                                            (6,415,185)              16,577
                                                                      ________________     ________________
 Net realized gain (loss) and change in
  unrealized depreciation on investments                                    (3,128,202)            (708,758)
                                                                      ________________     ________________

Net (Decrease) Increase in Net Assets
 Resulting from Operations                                                 $(1,633,395)         $ 1,599,856

See Notes to Financial Statements

Endowments, Growth and Income Portfolio
Statement of Changes in Net Assets

                                                                            Year Ended              July 31
                                                                                  2000                 1999
Operations:
Net investment income                                                   $    1,494,807       $    1,359,022
Net realized gain on investments                                             3,286,983            3,548,696
Net unrealized (depreciation) appreciation
 on investments                                                             (6,415,185)           3,069,731
                                                                      ________________     ________________
 Net (decrease) increase in net assets resulting
  from operations                                                           (1,633,395)           7,977,449
                                                                      ________________     ________________
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                        (1,343,521)          (1,251,179)
Distributions from net realized
 gain on investments                                                        (4,153,742)                   -
                                                                      ________________     ________________
 Total dividends and distributions                                          (5,497,263)          (1,251,179)
                                                                      ________________     ________________
Capital Share Transactions:
Proceeds from shares sold:
 468,897 and 428,901
 shares, respectively                                                        5,564,786            5,431,127
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 432,522 and 71,284 shares,
 respectively                                                                5,051,873              890,752
Cost of shares repurchased:
 421,677 and 362,633
 shares, respectively                                                       (5,046,798)          (4,626,061)
                                                                      ________________     ________________
 Net increase in net assets
  resulting from capital share transactions                                  5,569,861            1,695,818
                                                                      ________________     ________________
Total (Decrease) Increase in Net Assets                                     (1,560,797)           8,422,088
Net Assets:
Beginning of year                                                           51,562,988           43,140,900
                                                                      ________________     ________________
End of year (including undistributed
 net investment income: $257,826 and
 $107,548, respectively)                                                   $50,002,191          $51,562,988



See Notes to Financial Statements

Endowments, Bond Portfolio
Statement of Changes in Net Assets
                                                                            Year Ended              July 31
                                                                                  2000                 1999
Operations:
Net investment income                                                      $ 2,308,614          $ 2,035,407
Net realized loss on investments                                              (725,335)             (81,253)
Net unrealized appreciation (depreciation) on
 investments                                                                    16,577           (1,472,279)
                                                                      ________________     ________________
 Net increase in net assets resulting
  from operations                                                            1,599,856              481,875
                                                                      ________________     ________________
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                        (2,288,482)          (1,880,282)
Distributions from net realized
 gain on investments                                                           (23,049)                   -
                                                                      ________________     ________________
Total dividends and distributions                                           (2,311,531)          (1,880,282)
                                                                      ________________     ________________
Capital Share Transactions:
Proceeds from shares sold:
 335,621 and 265,672
 shares, respectively                                                        5,334,660            4,421,000
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 74,919 and 49,414 shares,
 respectively                                                                1,177,970              819,899
Cost of shares repurchased:
 335,150 and 88,164
 shares, respectively                                                       (5,355,440)          (1,483,454)
                                                                      ________________     ________________
 Net increase in net assets resulting
  from capital share transactions                                            1,157,190            3,757,445
                                                                      ________________     ________________
Total Decrease Increase in Net Assets                                          445,515            2,359,038
Net Assets:
Beginning of year                                                           31,438,440           29,079,402
                                                                      ________________     ________________
End of year (including undistributed
 net investment income:  $175,785 and
 $155,563, respectively)                                                   $31,883,955          $31,438,440



See Notes to Financial Statements




 ENDOWMENTS
 Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.
Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.
The ability of the issuers of the fixed income securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the funds will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The trust does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. NON-U.S. INVESTMENT RISK

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.


3.  FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of their net taxable income and net capital gains for the fiscal year.

As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

As of July 31 2000, net unrealized depreciation on investments for book and federal income tax purposes for Growth and Income Portfolio aggregated $3,870,423, of which $7,244,562 related to depreciated securities and $3,374,139 related to appreciated securities. For Bond Portfolio, net unrealized depreciation aggregated $1,483,445, of which $1,667,628 related to depreciated securities and $184,183 related to appreciated securities. For the Growth and Income Portfolio there was no difference between book and tax realized gains and losses on securities transactions for the year ended July 31, 2000.

During the year ended July 31, 2000, the Bond Portfolio realized, on a tax basis, a net capital loss of $237,139 on securities transactions. The Bond Portfolio had available at July 31, 2000, a net capital loss carryforward totaling $339,849 which may be used to offset gains realized during subsequent years through 2008 and thereby relieve the Bond Portfolio and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The Bond Portfolio will not make distributions from capital gains while a capital loss carryforward remains. In addition, the Bond Portfolio has recognized, for tax purposes, capital losses totalling $102,710 which were realized during the period November 1, 1998 through July 31, 1999 and has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses of $488,196 which were realized during period November 1, 1999 to July 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $53,394,024 and $33,327,353 for Growth and Income and Bond Portfolios, respectively, at July 31, 2000.



4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE -
The fees of $246,200 and $158,602 for Growth and Income and Bond Portfolios, respectively, for management services were incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $34,637 for Bond Portfolio for the year ended July 31, 2000. No such fee reduction was required for Growth and Income Portfolio.

No fees were paid by the funds to its officers or Trustees. The independent Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the funds, were paid fees of $20,882 and $20,884 for Growth and Income and Bond Portfolios, respectively.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the trust and certain Trustees and are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the funds.


5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Pursuant to the custodian agreement, the fund receives credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $1,192 and $679 for Growth and Income and Bond Portfolios, respectively, were paid by these credits rather than in cash.


                                      Growth and Income             Bond
                                              Portfolio        Portfolio
As of July 31,2000:
Accumulated undistributed
  net realized gain (loss)
  on investments                             $2,683,240        ($829,953)
Paid-in capital                               50,931,588       34,021,568

During the year ended
  July 31, 2000:
Purchases and sales of
  investment securities,
  excluding short-term
  securities
    Purchases                                 25,457,386       19,250,973
    Sales                                     23,662,295       16,977,596


Endowments, Growth and Income Portfolio
Per-Share Data and Ratios
                                                                                         Year      ended  July 31
                                                                                 2000      1999      1998     1997     1996
Net Asset Value, Beginning of Year                                            $13.91    $12.09    $22.66   $18.61   $18.06
                                                                              ______    ______    ______   ______   ______
 Income From Investment Operations:
  Net investment income                                                          .37       .37       .51      .56      .58
  Net loss or gains on securities (both
   realized and unrealized)                                                     (.89)     1.79      1.16     6.04     1.73
                                                                              ______    ______    ______   ______   ______
   Total from investment operations                                             (.52)     2.16      1.67     6.60     2.31
                                                                              ______    ______    ______   ______   ______
 Less Distributions:
  Dividends (from net investment income)                                        (.34)     (.34)     (.57)    (.55)    (.61)
  Distributions (from capital gains)                                           (1.11)      -      (11.67)   (2.00)   (1.15)
                                                                              ______    ______    ______   ______   ______
   Total distributions                                                         (1.45)     (.34)   (12.24)   (2.55)   (1.76)
                                                                              ______    ______    ______   ______   ______
Net Asset Value, End of Year                                                  $11.94    $13.91    $12.09   $22.66   $18.61


Total Return                                                                (3.31)%      18.21%     9.05%   38.40%   13.22%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                                           $50       $52       $43      $48      $59
 Ratio of expenses to average net assets                                         .73% .75% (1)  .75% (1)      .74%     .72%
 Ratio of net income to average net assets                                      3.03%     2.90%     2.69%    2.73%    3.12%
 Portfolio turnover rate                                                       60.05%    52.36%    48.59%   50.69%   38.73%


(1)  Had CRMC not waived management services
fees, the fund's expense ratio would have been 0.79% and 0.89%
     for the fiscal years ended 1999 and 1998, respectively.




Endowments, Bond Portfolio
Per-Share Data and Ratios                                              Year     ended   July 31

                                                              2000      1999      1998      1997      1996
Net Asset Value, Beginning of Year                         $16.17    $16.93    $17.17    $16.63    $16.82
                                                           ______    ______    ______    ______    ______
 Income From Investment Operations:
  Net investment income                                      1.16      1.14      1.19      1.21      1.22
  Net gains or losses on securities
      (both realized and unrealized)                         (.37)     (.84)     (.09)      .52      (.19)
                                                           ______    ______    ______    ______    ______
   Total from investment operations                           .79       .30      1.10      1.73      1.03
                                                           ______    ______    ______    ______    ______
 Less Distributions:
  Dividends (from net investment income)                    (1.16)    (1.06)    (1.34)    (1.19)    (1.22)
  Distributions (from capital gains)                         (.01)     -         -         -         -
                                                           ______    ______    ______    ______    ______
   Total distributions                                      (1.17)    (1.06)    (1.34)    (1.19)    (1.22)
                                                           ______    ______    ______    ______    ______
Net Asset Value, End of Year                               $15.79    $16.17    $16.93    $17.17    $16.63


Total Return                                                 5.13%     1.75%     6.70%    10.83%     6.25%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                        $32       $31       $29       $33       $41
 Ratio of expenses to average net assets                 .75% (1)  .75% (1)  .75% (1)  .75% (1)  .75% (1)
 Ratio of net income to average net assets                   7.31%     6.84%     6.87%     7.04%     7.17%
 Portfolio turnover rate                                    58.93%    53.66%    50.40%    22.18%    54.43%


(1)  Had CRMC not waived management
 services fees, the fund's expense ratio
 would have been 0.86%, 0.95%, 1.08%,
    0.85% and 0.80% for the fiscal years
ended 2000, 1999, 1998, 1997, and 1996,
 respectively.




ENDOWMENTS
Independent Auditors' Report

To the Board of Trustees and Shareholders of Endowments:

 We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California
September 01, 2000








Endowments


Board of Trustees

Robert B. Egelston, Los Angeles, California
Former Chairman of the Board,
The Capital Group Companies, Inc.
213/486-9444

Frank L. Ellsworth, Ph.D., Los Angeles, California
President of the Trust
Vice President, Capital Research and Management Company
213/486-9560

Steven D. Lavine, Ph.D., Valencia, California
President, California Institute of the Arts
661/255-1050

Patricia A. McBride, Dallas, Texas
Chief Financial Officer,
Cosmetic and Maxillofacial Surgery Center
214/368-0268

Gail L. Neale, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg Seminar
802/658-5674

Robert G. O'Donnell, San Francisco, California
Chairman of the Board of the Trust
Senior Vice President and Director,
Capital Research and Management Company
415/393-7120

Charles R. Redmond, Los Angeles, California
Former Chairman of the Board, Pfaffinger Foundation;
former President and Chief Executive Officer, Times Mirror
Foundation; former Executive Vice President and Member of the Management Committee, The Times Mirror Company
213/237-3977

Thomas E. Terry, Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
213/486-9410

Robert C. Ziebarth, Ketchum, Idaho
Management Consultant, Ziebarth Company
208/725-0535


Other Officers

Abner D. Goldstine, Los Angeles, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

Claudia P. Huntington, Los Angeles, California
Senior Vice President of the Trust
Senior Vice President,
Capital Research and Management Company

John H. Smet, Los Angeles, California
Senior Vice President of the Trust
Vice President,
Capital Research and Management Company

Patrick F. Quan, San Francisco, California
Vice President and Secretary of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

Susi M. Silverman, Brea, California
Treasurer of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr., Brea, California
Assistant Treasurer of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company


Office of the Trust
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

Investment Adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

Transfer Agent For Shareholder Accounts
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5823

Custodian Of Assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent Auditors
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071-3462


THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF ENDOWMENTS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS.


For more information about any of the American Funds, please ask your investment professional for a prospectus.

Litho in USA  KK/PL/4813

(c) 2000 Endowments

Lit. No. ENDI-BENDI-011-0900 (NLS)